Exhibit 99.2

Community Healthcare Trust	September 2015
Incorporated

Supplemental Information
Third Quarter 2015

NYSE: CHCT
www.communityhealthcaretrust.com

Cautionary Note Regarding Forward-Looking Statements

In addition to the historical information contained within, the matters discussed in this supplemental operating and financial information package may contain forward-looking statements that involve risks and uncertainties. These risks and uncertainties are discussed from time to time in the Company's filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on the forward-looking statements contained herein which speak only as of the date hereof. The Company undertakes no obligation to update forward-looking statements, whether as the result of new information, future developments, or otherwise, except as may be required by law.

Community Healthcare Trust / 3Q 2015 Supplemental Information	Page 2

 CORPORATE INFORMATION

Corporate Headquarters

Community Healthcare Trust Incorporated
354 Cool Springs Blvd., Suite 106
Franklin, Tennessee 37067
Phone: 615.771.3052
E-mail: Investorrelations@communityhealthcaretrust.com
Website: www.communityhealthcaretrust.com

Board of Directors

Timothy G. Wallace	Alan Gardner	Robert Hensley	Alfred Lumsdaine	R. Lawrence Van Horn
Chairman of the Board, Chief Executive Officer and President	Lead Independent Director	Audit Committee Chair	Compensation Committee Chair	Governance Committee Chair

Management Team

Timothy G. Wallace	W. Page Barnes	Steve Harrison	Roland H. Hart	Leigh Ann Stach
Chief Executive Officer and President	Executive Vice President, Chief Financial Officer	Managing Director, Business Development	Vice President, Asset Management	Vice President, Financial Reporting and Chief Accounting Officer

	Michael Willman	William R. Davis	James W. Short
	Vice President, Real Estate	Vice President, Information Technology	Vice President, Special Projects

Covering Analysts

A. Goldfarb - Sandler O'Neil			R. Stevenson - Janney Capital Markets
S. McGrath - Evercore ISI			S. Manaker - Oppenheimer
E. Fleming - SunTrust Robinson Humphrey

Professional Services

Independent Registered Public Accounting Firm			Transfer Agent
BDO USA, LLP			American Stock Transfer & Trust Company, LLC
414 Union Street, Suite 1800			Operations Center
Nashville, Tennessee 37219			6201 15th Avenue
Brooklyn, NY 11219
1.800.937.5449

Community Healthcare Trust / 3Q 2015 Supplemental Information	Page 3

HISTORICAL FFO AND NORMALIZED FFO (1)
(dollars in thousands, except per share data)

	2015
	Q3	Q2
Net loss	$(67)	$(1,509)
Real estate depreciation and amortization	2,211	577
Total adjustments	2,211	577
Funds from Operations	$2,144	$(932)
Transaction costs	(101)	1,546
Normalized Funds From Operations	$2,043	$614
Funds from Operations per Common Share-Diluted	$0.29	$(0.26)
Normalized Funds From Operations Per Common Share-Diluted	$0.27	$0.17
Weighted Average Common Shares Outstanding-Diluted	7,507,460	3,574,392
Weighted Average Common Shares Outstanding-Diluted for Normalized FFO	7,507,460	3,563,389

(1)
Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market conditions, many industry investors deem presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For that reason, the Company considers FFO and normalized FFO to be appropriate measures of operating performance of an equity REIT. In particular, the Company believes that normalized FFO is useful because it allows investors, analysts and Company management to compare the Company’s operating performance to the operating performance of other real estate companies and between periods on a consistent basis without having to account for differences caused by unanticipated items and other events.

The Company uses the NAREIT definition of FFO. Funds from operations ("FFO") and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT's operating performance equal to "net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures." The Company has included normalized FFO above which it has defined as FFO excluding certain expenses related to the Company's initial public offering and closing costs of properties acquired and mortgages funded. Normalized FFO presented herein may not be comparable to similar measures presented by other real estate companies due to the fact that not all real estate companies use the same definition.

FFO, normalized FFO and FAD should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of the Company’s financial performance or as alternatives to cash flow from operating activities (determined in accordance with GAAP) as measures of the Company’s liquidity, nor are they necessarily indicative of sufficient cash flow to fund all of the Company’s needs. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results of the Company, FFO and normalized FFO should be examined in conjunction with net income as presented elsewhere herein.

Community Healthcare Trust / 3Q 2015 Supplemental Information	Page 4

BALANCE SHEET INFORMATION
(dollars in thousands, except per share data)

	2015			2014
	Q3	Q2	Q1	Q4
ASSETS
Real estate properties
Land	$10,407	$9,357	$—	$—
Buildings, improvements, and lease intangibles	90,721	78,349	—	—
Total real estate properties	101,128	87,706	—	—
Less accumulated depreciation	(2,788)	(577)	—	—
Total real estate properties, net	98,340	87,129	—	—
Cash and cash equivalents	16,053	39,552	2	2
Mortgage note receivable, net	10,862	—	—	—
Other assets	1,795	1,139	—	—
Total assets	$127,050	$127,820	$2	$2

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Revolving credit facility	$—	$—	$—	$—
Accounts payable and accrued liabilities	1,031	1,098	—	—
Other liabilities	1,060	687	—	—
Total liabilities	2,091	1,785	—	—

Commitments and contingencies

Stockholders' Equity
Preferred stock, $0.01 par value; 50,000,000 shares authorized	—	—	—	—
Common stock, $0.01 par value; 450,000,000 shares authorized	76	76	2	2
Additional paid-in capital	127,538	127,468	—	—
Cumulative net loss	(1,576)	(1,509)	—	—
Cumulative dividends	(1,079)	—	—	—
Total stockholders’ equity	124,959	126,035	2	2
Total liabilities and stockholders' equity	$127,050	$127,820	$2	$2

Community Healthcare Trust / 3Q 2015 Supplemental Information	Page 5

STATEMENTS OF OPERATIONS INFORMATION
(dollars in thousands, except per share data)

	2015			2014
	Q3	Q2	Q1	Q4

REVENUES
Rental income	$2,585	$729	$—	$—
Tenant reimbursements	655	107	—	—
	3,240	836	—	—

EXPENSES
Property operating	751	138	—	—
General and administrative	223	1,603	—	—
Depreciation and amortization	2,211	577	—	—
	3,185	2,318	—	—
OTHER INCOME (EXPENSE)
Interest expense	(140)	(41)	—	—
Interest and other income, net	18	14	—	—
	(122)	(27)	—	—
NET LOSS AND COMPREHENSIVE LOSS	$(67)	$(1,509)	$—	$—

LOSS PER COMMON SHARE:
Net loss per common share – Basic	$(0.01)	$(0.42)	$—	$—
Net loss per common share – Diluted	$(0.01)	$(0.42)	$—	$—
WEIGHTED AVERAGE COMMON SHARE OUTSTANDING-BASIC	7,511,183	3,574,392	200,000	200,000
WEIGHTED AVERAGE COMMON SHARE OUTSTANDING-DILUTED	7,511,183	3,574,392	200,000	200,000
DIVIDENDS DECLARED, PER COMMON SHARE, DURING THE PERIOD	$0.142	$—	$—	$—

Community Healthcare Trust / 3Q 2015 Supplemental Information	Page 6

INVESTMENT ACTIVITY
(dollars in thousands)

2015 INVESTMENT ACTIVITY
(As of September 30, 2015)
Location	Property Type	Acquisition/Closing Date	Purchase Price/Mortgage Funding	Square Feet	Aggregate Leased % at Acquisition

Property Acquisitions:
Portsmouth, VA	PC	5/28/2015	$1,375	8,445	100.0%
Circleville, OH	ASC	5/28/2015	1,570	7,787	88.8%
Tempe, AZ	ASC	5/28/2015	2,700	13,000	100.0%
Houston, TX	ASC	5/28/2015	4,600	11,200	100.0%
Brewton, AL	OC	5/29/2015	1,154	3,971	100.0%
Orlando, FL	PC	5/29/2015	1,327	2,420	100.0%
Lady Lake, FL	PC	5/29/2015	1,585	2,894	100.0%
Foley, AL	OC	5/29/2015	1,786	6,146	100.0%
Gulf Shores, AL	OC	5/29/2015	1,860	6,398	100.0%
Columbia, SC	ASC	5/29/2015	2,200	16,969	94.0%
Melbourne, FL	PC	5/29/2015	2,858	5,228	100.0%
Brook Park, OH	MOB	5/29/2015	3,650	18,444	100.0%
Shawnee, KS	MOB	5/29/2015	4,236	24,840	89.5%
Shawnee, KS	PC	5/29/2015	4,978	24,557	100.0%
Alamo, TX	MOB	5/29/2015	5,300	41,797	96.1%
Etowah, TN	DC	6/1/2015	600	4,720	100.0%
Fort Valley, GA	DC	6/1/2015	1,100	4,920	100.0%
Gallipolis, OH	DC	6/1/2015	1,250	15,110	100.0%
Gilbert, AZ	PC	6/1/2015	1,700	8,200	100.0%
Dahlonega, GA	MOB	6/1/2015	3,450	20,621	100.0%
Wichita, KS	MOB	6/1/2015	7,350	43,945	92.5%
Portage, WI	PC	6/3/2015	3,000	14,000	100.0%
Lancaster, PA	PC	6/3/2015	3,100	20,000	100.0%
Wichita, KS	PC	6/5/2015	4,350	16,581	100.0%
Pasadena, TX	MOB	6/5/2015	6,500	51,316	67.8%
Corsicana, TX	DC	6/9/2015	2,625	17,699	82.6%
Castle Rock, CO	DC	6/12/2015	3,050	8,450	100.0%
Florence, KY	DC	6/30/2015	3,600	18,283	100.0%
Florence, KY	MOB	6/30/2015	4,600	36,362	86.6%
Bourbonnais, IL	MOB	7/1/2015	9,000	54,000	91.6%
Eynon, PA	ASC	8/13/2015	1,383	6,500	100.0%
Canon City, CO	ASC	9/24/2015	2,700	10,653	100.0%
Total / Weighted Average			$100,536	545,456	92.9%

Mortgage Note Fundings:
Lafayette, LA	LTAC	9/30/2015	$11,000	29,890	100.0%
Total / Weighted Average			$11,000	29,890	100.0%

Community Healthcare Trust / 3Q 2015 Supplemental Information	Page 7

LEASING INFORMATION

LEASE EXPIRATION SCHEDULE
(As of September 30, 2015)

	Expiring Leases	Expiring Lease Square Feet	% of Total Square Feet
Q4 2015	5	12,967	2.6%
Q1 2016	2	1,689	0.3%
Q2 2016	6	46,141	9.1%
Q3 2016	3	19,237	3.8%
Q4 2016	6	31,355	6.2%
2017	7	42,052	8.3%
2018	22	137,303	27.1%
2019	18	94,297	18.6%
2020	9	51,474	10.2%
2021	1	8,500	1.7%
2022	5	34,277	6.8%
2023	2	11,800	2.3%
2024	1	5,390	1.1%
Thereafter	3	10,542	1.9%
	90	507,024	100.0%

Community Healthcare Trust / 3Q 2015 Supplemental Information	Page 8

PROPERTY DIVERSIFICATION
(As of September 30, 2015)

Property Type	# of Properties	Square Feet	%	State	# of Properties	Square Feet	%
MOB	8	291,325	50.6%	TX	4	122,012	21.2%
PC	9	102,325	17.8%	KS	4	109,923	19.1%
DC	6	69,182	12.0%	KY	2	54,645	9.5%
ASC	6	66,109	11.5%	IL	1	54,000	9.4%
LTAC (1)	1	29,890	5.2%	OH	3	41,341	7.2%
OC	3	16,515	2.9%	LA (1)	1	29,890	5.2%
Total	33	575,346	100.0%	PA	2	26,500	4.6%
				GA	2	25,541	4.4%
				AZ	2	21,200	3.7%
				CO	2	19,103	3.3%
				Other	10	71,191	12.4%
				Total	33	575,346	100.0%
(1) Mortgage investment

Community Healthcare Trust / 3Q 2015 Supplemental Information	Page 9

PROPERTY DIVERSIFICATION
(continued)

Tenant	Square Feet	%
Fresenius	44,643	8.8%
Adventist Health System Sunbelt Healthcare Corporation	32,057	6.3%
Presence Health	27,007	5.3%
HCA	21,892	4.3%
Kansas Medical Center, LLC	21,255	4.2%
Camelot Schools, LLC	18,709	3.7%
Family Medicine East, Chartered and Heartland Research Associates, LLC	16,581	3.3%
Vantage Oncology	16,515	3.3%
Other (Less than 3%)	308,365	60.8%
Total	507,024	100.0%

Community Healthcare Trust / 3Q 2015 Supplemental Information	Page 10